                                                                                                                             92001c0304

                                             American Skandia Trust ("AST" or the "Trust")
                                  Supplement dated March 31, 2004 to the Prospectus dated May 1, 2003

         Effective on or about April 30, 2004 Hotchkis and Wiley Capital  Management  LLC  ("Hotchkis & Wiley"),  will replace  INVESCO
Funds Group,  Inc. as sub-adviser to the AST INVESCO  Capital Income  Portfolio.  Effective on or about April 30, 2004, the name of the
Portfolio will be the AST Hotchkis and Wiley Large-Cap Value Portfolio.

         The  following  replaces the  discussion  of INVESCO  Funds Group,  Inc. in the section of the  prospectus  on page 124 titled
"Management of the Trust - Sub-advisers:"

         Hotchkis and Wiley  Capital  Management  LLC  ("Hotchkis & Wiley")  serves as the  sub-adviser  for the AST Hotchkis and Wiley
Large-Cap Value Portfolio.  Hotchkis & Wiley is a registered  investment  adviser,  the primary members of which are HWCap Holdings,  a limited  liability  company  whose members are  employees of Hotchkis & Wiley,  and Stephens  Group,  Inc. and  affiliates,  which is a diversified  holding company.  As of December 31, 2003,  Hotchkis & Wiley managed  approximately $9.6 billion in assets. The address of
Hotchkis & Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439

         Sheldon  Lieberman is responsible for the day-to-day  management of the Portfolio.  Mr.  Lieberman,  a principal and portfolio manager,  joined  Hotchkis & Wiley in 1994.  Mr.  Lieberman has managed the  Portfolio  since  Hotchkis & Wiley became the  Portfolio's sub-adviser in May 2004.

         Effective on or about April 30, 2004 State Street  Research and Management  Company  ("State  Street"),  will replace  Pilgrim
Baxter & Associates,  Ltd. as sub-adviser to the AST PBHG Small-Cap  Growth  Portfolio.  Effective on or about April 30, 2004, the name of the Portfolio will be the AST State Street Research Small-Cap Growth Portfolio.

         The  following  replaces the  discussion  of Pilgrim  Baxter &  Associates,  Ltd in the section of the  prospectus on page 125 titled "Management of the Trust - Sub-advisers:"

         State Street  Research and Management  Company  ("State  Street")  serves as the sub-adviser for the AST State Street Research
Small-Cap  Growth  Portfolio.  State Street traces its heritage  back to 1924 and the founding of one of America's  first mutual funds.
As of December 31, 2003,  State Street  managed  approximately  $47.5  billion in assets.  The address of State Street is One Financial
Center, Boston, Massachusetts 02111.

         Tucker Walsh is the lead portfolio  manager and is responsible  for the day-to-day  management of the Portfolio.  Andrew Morey is  portfolio  manager of the  Portfolio.  Mr.  Walsh,  a managing  director,  joined State Street in 1997.  Mr.  Morey,  a senior vice president,  joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio  since State Street became the  Portfolio's sub-adviser in May 2004.

         Effective  on or about April 30,  2004  Goldman  Sachs Asset  Management,  L.P.  ("Goldman  Sachs"),  will  replace  Federated
Investment  Counseling as  sub-adviser  to the AST Federated  High Yield  Portfolio.  Effective on or about April 30, 2004, the name of the Portfolio will be the AST Goldman Sachs High Yield Portfolio.

         The following replaces the discussion of Federated  Investment  Counseling in the section of the prospectus on page 122 titled
"Management of the Trust - Sub-advisers" in connection with the high yield portfolio.

         Goldman Sachs Asset  Management,  L.P.  ("GSAM")  serves as the  sub-adviser  for the AST Goldman Sachs High Yield  Portfolio.
GSAM has been  registered  as an  investment  adviser  with the  Securities  and Exchange  Commission  (the "SEC") since 1990 and is an affiliate  of Goldman,  Sachs & Co.  ("Goldman  Sachs").  As of  December  31,  2003,  GSAM,  along with other units of the  Investment
Management  Division of Goldman Sachs,  had assets under  management of $375.7  billion.  The address of GSAM is 32 Old Slip, New York,
New York 10005.

         The portfolio  managers  responsible  for the day-to-day  management of the Portfolio are Andrew Jessop,  Diana Gordon and Rob
Cignarella.  Mr.  Jessop,  Managing  Director  and Head of the High Yield  Team,  joined  GSAM in 1997 as a  portfolio  manager.  He is responsible  for managing high yield assets.  Ms. Gordon,  Vice President,  joined GSAM in 1999 covering the high yield  technology and communications  sectors in addition to trading.  Before joining GSAM,  she was a high yield  portfolio  manager at Saudi  International
Bank. Mr.  Cignarella,  Vice President,  joined GSAM in 1998 as a high yield credit research  analyst.  Mr. Jessop,  Ms. Gordon and Mr.
Cignarella have managed the Portfolio since GSAM became the Portfolio's sub-adviser in May 2004.

                                             American Skandia Trust ("AST" or the "Trust")
        Supplement dated February 19, 2004 to the Prospectus and Statement of Additional Information ("SAI") dated May 1, 2003
                                            Replacing the Supplement dated January 26, 2004
                                              to the Prospectus and SAI dated May 1, 2003

AST Strong International Equity Portfolio

         The sub-advisory agreement between Prudential  Investments LLC ("PI") and American Skandia Investment Services,  Inc. ("ASISI"
and  together  with PI, the  "Investment  Manager")  and Strong  Capital  Management,  Inc.  ("Strong")  with respect to the AST Strong
International  Equity  Portfolio  (the  "International  Equity  Portfolio")  will be  terminated  effective at the close of business on
February 22, 2004.  Effective February 23, 2004, pursuant to a new sub-advisory  agreement,  the International Equity Portfolio will be sub-advised  by J.P.  Morgan  Investment  Management  Inc. ("J. P. Morgan") and will be renamed the AST JPMorgan  International  Equity
Portfolio.  Shareholders  of the  International  Equity  Portfolio  will be sent an  information  statement  containing  more  detailed information about J.P. Morgan and the reasons for the Investment Manager's retention of J.P. Morgan.

         Accordingly,  effective  February 23, 2004, all references in the  Prospectus and SAI to the AST Strong  International  Equity
Portfolio are replaced by references to the AST JPMorgan  International  Equity Portfolio and references to Strong Capital  Management,
Inc.  are replaced by  references  to J.P.  Morgan  Investment  Management  Inc. In addition,  the section of the  Prospectus  entitled
"Management of the Trust -- Sub-Advisors"  is revised by deleting the sub-section  relating to Strong on page 126 and replacing it with the following:

         J. P. Morgan  Investment  Management  Inc. ("J.P.  Morgan"),  with principal  offices at 522 Fifth Avenue,  New York, New York
10036,  serves as Sub-advisor for the AST JPMorgan  International  Equity Portfolio.  J.P. Morgan and its affiliates offer a wide range of services to  governmental,  institutional,  corporate and  individual  customers,  and act as investment  advisor to individual  and institutional clients with combined assets under management of approximately $559 billion as of December 31, 2003.

         The portfolio  managers  responsible  for the day-to-day  management of the AST JPMorgan  International  Equity  Portfolio are
James WT Fisher and Timothy Leask. Mr. Fisher,  a Managing  Director of J.P. Morgan,  is a portfolio  manager in the Global  Portfolios
Group based in London.  He joined J.P. Morgan in 1985. Mr. Leask, a Vice President of J.P.  Morgan,  is a client  portfolio  manager in the  International  Equity  Portfolios  group based in New York. He joined J.P.  Morgan in 1997.  They have managed the Portfolio since
J. P. Morgan became its sub-advisor in February 2004.